UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): August 3, 2005

                               GRIFFON CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)


         Delaware                    1-6620                 11-1893410
         --------                    ------                 ----------
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)


100 Jericho Quadrangle, Jericho, New York                      11753
-----------------------------------------                     -------
 (Address of Principal Executive Offices)                    (Zip Code)

                                 (516) 938-5544
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 3, 2005, Griffon Corporation (the "Registrant") issued a press release announcing the Registrant's financial results for the fiscal quarter ended June 30, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

        99.1 Press Release dated August 3, 2005

     The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.






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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRIFFON CORPORATION


                                   By: /s/Eric Edelstein
                                      --------------------------------
                                      Eric Edelstein
                                      Executive Vice President and
                                      Chief Financial Officer


Date:  August 3, 2005




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


                                  EXHIBIT INDEX

         99.1     Press release dated August 3, 2005.